Consolidated Statements of Comprehensive Profit and Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Statement of comprehensive income [abstract]
Net loss for the year	$ (32,662)	$ (32,552)	$ (26,754)
Other comprehensive income that may be reclassified to profit (loss) in subsequent periods:
Foreign currency translation adjustment	680	10	670
Total comprehensive income (loss) for the period (net of tax)	$ (31,981)	$ (32,542)	$ (26,084)